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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 JUNE 10, 1998

                             DOANE PRODUCTS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     0-27818                   43-1350515
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                    (IDENTIFICATION NO.)

                WEST 20TH STREET
               AND STATE LINE ROAD
                JOPLIN, MISSOURI                                64804
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (417) 624-6166
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5. OTHER EVENTS.

     On June 10, 1998, Doane Products Company (the "Company") and its parent, DPC Acquisition Corp., entered into an Agreement and Plan of Merger (the "Merger Agreement") with Windy Hill Pet Food Holdings, Inc. and its subsidiary, Windy Hill Pet Food Company, Inc. and certain stockholders of Windy Hill Pet Food Holdings, Inc. Under the terms of the Merger Agreement, Windy Hill Pet Food Holdings, Inc. will become a wholly-owned subsidiary of DPC Acquisition Corp.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            99.1 Press Release dated June 11, 1998.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DOANE PRODUCTS COMPANY


                                             By: /s/ Thomas R. Heidenthal
                                                 ------------------------
                                                 Thomas R. Heidenthal
                                                 Senior Vice President and
                                                 Chief Financial Officer

Dated: June 17, 1998


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                                 EXHIBIT INDEX

Exhibit
Number         Exhibit Description
-------        -------------------

 99.1          Press Release dated June 11, 1998.